UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549

                            FORM 8-K/A

                         CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 31, 1997

                         Steritek, Inc.
     (Exact name of registrant as specified in its charter)

         New Jersey                 0-12547             22-2243703
(State or other jurisdiction of   (Commission         (I.R.S. Employer
incorporation or organization)    File Number)       Identification No.)

                      121 Moonachie Avenue
                      Moonachie, NJ  07074
            (Address of principal executive offices)
                           (Zip Code)

                        (201) 460-0500
   (Registrant's telephone number, including area code)


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Item 4. Changes in Registrant's Certifying Accountant

   The Registrant is filing herewith as Exhibit 16.1, a letter from M.R. Weiser & Co., its former principal accountant, in accordance with Regulation Section 229.304(a)(3).

                 STERITEK, INC. AND SUBSIDIARIES

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Steritek, Inc.


                              By/s/ James K. Wozniak


                                James K. Wozniak, Vice President,
                                 Chief Financial Officer and
                                 Secretary (principal financial
                                 and accounting officer)

Date: August 14, 1997